                  _____________________________________________




                            ASSET PURCHASE AGREEMENT


                                      Among


                       ELTRAX HEALTH CARD SOLUTIONS, LLC,


                                   ("Purchaser"),

                                    EMX, LLC,

                            AMERICAS TOWER PARTNERS,


                                   ("Guarantors")

                                       and


                              ELTRAX SYSTEMS, INC.


                                   ("Seller")


                  _____________________________________________


                           Effective November 22, 1996

                  _____________________________________________

                         ASSET PURCHASE AGREEMENT
                             TABLE OF CONTENTS

SECTION                                                                     PAGE

1. SALE AND PURCHASE OF ASSETS.. . . . . . . . . . . . . . . . . . . . . . . . 1
1.1. SALE AND PURCHASE OF ASSETS.. . . . . . . . . . . . . . . . . . . . . . . 1
1.2. EXCLUDED ASSETS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
1.3. PURCHASE PRICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
2. ASSUMPTION OF OBLIGATIONS.. . . . . . . . . . . . . . . . . . . . . . . . . 2
2.1. OBLIGATIONS ASSUMED.. . . . . . . . . . . . . . . . . . . . . . . . . . . 2
3. REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE SHAREHOLDERS.. . . . . 3
3.1. ORGANIZATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
3.2. AUTHORITY RELATIVE TO THIS AGREEMENT. . . . . . . . . . . . . . . . . . . 3
3.3. CONSENTS AND APPROVALS. . . . . . . . . . . . . . . . . . . . . . . . . . 4
3.4. TITLE TO ASSETS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
3.5. CONDITION OF ASSETS.. . . . . . . . . . . . . . . . . . . . . . . . . . . 4
3.6. BROKERS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
3.7. ELTRAX EMPLOYEE MATTERS.. . . . . . . . . . . . . . . . . . . . . . . . . 4
4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.. . . . . . . . . . . . . . 5
4.1. ORGANIZATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
4.2. AUTHORITY RELATIVE TO THIS AGREEMENT. . . . . . . . . . . . . . . . . . . 5
4.3. CONSENTS AND APPROVALS. . . . . . . . . . . . . . . . . . . . . . . . . . 5
4.4. BROKERS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
4.5. ACCESS TO BUSINESS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
5. COVENANTS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
5.1. RIGHT OF INSPECTION.. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
5.2. TRANSACTIONAL TAX UNDERTAKINGS. . . . . . . . . . . . . . . . . . . . . . 6
5.3. ELTRAX EMPLOYEES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
5.4. COLLECTION OF ACCOUNTS RECEIVABLE.. . . . . . . . . . . . . . . . . . . . 6
5.5. USE OF ELTRAX NAME. . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
5.6. DISCHARGE OF ASSUMED OBLIGATIONS. . . . . . . . . . . . . . . . . . . . . 7
5.7. GUARANTEE BY EMX, LLC AND AMERICAS TOWER PARTNERS.. . . . . . . . . . . . 7
5.8. MUTUAL ACCESS TO BUSINESS RECORDS.. . . . . . . . . . . . . . . . . . . . 7
6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND INDEMNIFICATION. . . . . . . 8
6.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . 8
6.2. MUTUAL INDEMNITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
6.3. PROCEDURES FOR INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . 8
7. MISCELLANEOUS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
7.1. EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
7.2. FURTHER ASSURANCES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
7.3. NOTICES.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
7.4. ASSIGNMENT AND SUCCESSORS.. . . . . . . . . . . . . . . . . . . . . . . . 9
7.5. INFORMATION CONCERNING ELTRAX.. . . . . . . . . . . . . . . . . . . . . . 9
7.6. BINDING EFFECT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
7.7. GOVERNING LAW.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

7.8. COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
7.9. AMENDMENT OR MODIFICATION.. . . . . . . . . . . . . . . . . . . . . . . .10
7.10. ENTIRE AGREEMENT.. . . . . . . . . . . . . . . . . . . . . . . . . . . .10
7.11. NO THIRD PARTY BENEFICIARIES.. . . . . . . . . . . . . . . . . . . . . .10
7.12. SURVIVAL OF COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . .10
7.13. ARBITRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

                          ASSET PURCHASE AGREEMENT


     THIS AGREEMENT is entered into as of November 22, 1996, by and among ELTRAX HEALTH CARD SOLUTIONS, LLC, a Delaware limited liability company (the "Purchaser"), AMERICAS TOWER PARTNERS, a New York general partnership ("ATP"), EMX, LLC, a Delaware limited liability company ("EMX") and ELTRAX SYSTEMS, INC., a Minnesota corporation ("Eltrax" or the "Seller").

     WHEREAS, the Seller desires to sell to the Purchaser substantially all the assets used by Seller in its health card systems business (the "Business") pursuant to the terms and conditions of this Agreement and the Purchaser desires to purchase such assets.

     NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.  SALE AND PURCHASE OF ASSETS.

    1.1. SALE AND PURCHASE OF ASSETS.


         Subject to the terms and conditions of this Agreement, the Seller hereby sells, conveys, assigns, transfers and delivers to the Purchaser, and the Purchaser hereby purchases all of the assets used by Seller in the Business as described in this Section 1.1, including all of the following (which are collectively referred to as the "ASSETS"):

         (a) All right, title and interest in and to any and all inventory and supplies of the Seller relating to the Business including work in process located on or at the Seller's headquarters in St. Paul, Minnesota (the "Facility") or elsewhere as more fully described on Exhibit 1.1(a) hereto (the "INVENTORY");

         (b) All right, title and interest in and to the Seller's furniture, fixtures and equipment used in the Business (the "FURNITURE, FIXTURES AND EQUIPMENT") as more fully described on
              Exhibit 1.1(b) attached hereto, except any such items set forth on Exhibit 1.2 ("EXCLUDED ASSETS") which are not included in the Assets sold hereunder;

         (c) All rights and interests of Seller, in and to Patent Number 4,645,916 (issued February 24, 1987) with respect to the coding scheme and algorithm utilized in achieving the proprietary high density recording of data on the Eltrax cards, and all rights and interests of Seller in and to research, development and commercially practiced processes, trade secrets, know-how, inventions, drawings, specifications and manufacturing, engineering and other technical information which are used in connection with the Business;

         (d) All right, title and interest to certain prepaid expenses set forth on Exhibit 1.1(d);

         (e) All goodwill associated with the Business, except with respect to the use of the word "Eltrax" only to the extent provided in this Agreement;

         (f) All customer, prospect and vendor lists relating to the Business, and all files and documents (including credit information) relating to such customers, purchase orders with customers, prospects and vendors, contracts with third parties, and other business and financial records, files, books and documents relating to the Assets and the Business, including, but not limited to, computer programs (including computer modeling programs), manuals and data, sales, advertising and promotional materials, sales, distribution and purchase correspondence, and trade association memberships relating to the Assets and the Business, except any such items set forth on Exhibit 1.2, which are not included in the Assets sold hereunder;

         (g) All rights of Seller under the purchase orders related to the Business as set forth on Exhibit 2.1(c);

         (h) All rights of Seller under three Pitney Bowes equipment leases as set forth on Exhibit 1.1(h) (the "Pitney Bowes Leases"); and

         (i) Except as otherwise set forth in this Agreement, all other tangible and intangible assets of the Seller used in the Business.

    1.2. EXCLUDED ASSETS.

         The Seller and the Purchaser acknowledge and agree that the only assets of the Seller to be sold are the Assets specifically identified in
         Section 1.1 and that no other assets of the Seller are being sold under this Agreement. Specifically, the parties acknowledge that Seller is not transferring hereunder any accounts receivable or cash of the Seller (whether or not relating to the Assets of the Business) arising before the date hereof. Further, Seller is not selling any of the items listed in Exhibit 1.2.

    1.3. PURCHASE PRICE. The total purchase price of the Assets shall be Thirty-Two Thousand Dollars ($32,000) (the "Purchase Price"). The Purchaser will pay the Purchase Price by delivering a check or sending such amount via federal wire transfer as of the date hereof in immediately available funds to a bank account of the Seller pursuant to written instructions of the Seller provided to Purchaser at least twenty-four (24) hours prior to the date hereof.

2.  ASSUMPTION OF OBLIGATIONS.

    2.1. OBLIGATIONS ASSUMED.

         Purchaser hereby assumes and agrees to perform, and agrees to indemnify and hold Seller harmless from and against any and all liabilities, losses and damages incurred by the Seller arising out of or related to Purchaser's failure to assume and perform, each of the following obligations and liabilities of the Seller:

         (a) Seller's obligations under that certain Marketing Agreement dated October 18, 1989 between Eltrax and Shared Medical Systems Corporation ("SMS"), as amended June 29, 1992 and October 3,
              1996 (the "SMS Agreement");

         (b) Seller's obligations under purchase orders entered into in the ordinary course of business with vendors, as set forth on Exhibit 2.1(b) attached hereto;

         (c) Seller's obligations under purchase orders entered into in the ordinary course of business with customers, as set forth on
              Exhibit 2.1(c) attached hereto;

         (d) Seller's obligations under that certain lease dated February 25, 1993, including the attached addendum of even date, by and between Eltrax and Skillman Corporation ("Skillman") for the offices of Seller located at 1775 Old Highway 8, Suite 111, New
              Brighton, MN 55112, as amended by the Addendum to Lease dated January 26, 1996 between Eltrax and Skillman;

         (e) Seller's obligations under maintenance agreements entered into by Eltrax in the ordinary course of business with customers as set forth on Schedule 2.1(e);

         (f) Warranty or failed product claims received by Seller that have not been fully resolved, as set forth on Schedule 3.5;

         (g) Warranty or failed product claims that arise on or after the date of this Agreement; and

         (h)  Seller's obligations under the Pitney Bowes Leases, as defined in
              Section 1.1(h) of this Agreement.

         All of the above are hereinafter referred to as "Assumed Obligations." Except for the Assumed Obligations, all claims and liabilities relating to events occurring or obligations related to the Business arising before the date of this Agreement will be the responsibility of the Seller, and Seller agrees to indemnify and hold Purchaser harmless from and against such claims and liabilities.

3.  REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE SHAREHOLDERS.

    The Seller represents and warrants to the Purchaser as follows:

    3.1. ORGANIZATION.

         The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and the Seller has all requisite corporate power and authority to own the Assets.

    3.2. AUTHORITY RELATIVE TO THIS AGREEMENT.

         The Seller has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved, and no other corporate proceedings on the part of the Seller are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby.

    3.3. CONSENTS AND APPROVALS.

         The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not: (i) violate any provision of the Articles of Incorporation or Bylaws of the Seller;
         (ii) violate any statute, rule, regulation, order or decree of any public body or authority by which the Seller or the Assets may be bound; (iii) require any filing with, or permit, consent or approval of, any public body or authority; or (iv) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any contracts or any note, bond, mortgage, indenture, license, franchise, permit, agreement or other instrument or obligation to which the Seller is a party, or by which it or any of the Assets may be bound.

    3.4. TITLE TO ASSETS.

         The Seller has good and marketable title to all of the Assets, whether tangible or intangible, and all of the Assets are free and clear of all restrictions on or conditions to transfer or assignment and free and clear of any and all liens, claims, charges, encumbrances or restrictions of any nature whatsoever.

    3.5. CONDITION OF ASSETS.

         All Assets hereunder are sold "as is, where is." To Seller's knowledge, Seller has not received any notice of default or threatened termination of the relationship with SMS or HBO & Company. To Seller's knowledge, except as set forth on Schedule 3.5, Seller has not received notice of any warranty or failed product claims that have not been resolved.

    3.6. BROKERS.

         Seller has not employed any broker, finder or financial advisor, or incurred any liability for any brokerage fee or commission, finder's fee or financial advisory fee, in connection with the transactions contemplated hereby, nor is there any basis known to Seller for any such fee or commission to be claimed by any person or entity.

    3.7. ELTRAX EMPLOYEE MATTERS.

         To Seller's knowledge, none of its employees whose names are set forth on Schedule 5.3 hereof have employment agreements with Seller, and
         Schedule 5.3 sets forth a correct list of the salaries and benefits of such employees while employed by Seller.

4.     REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

        The Purchaser represents and warrants to the Seller as follows:

       4.1.     ORGANIZATION.

                The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware, and the Purchaser has all requisite corporate power and authority to acquire the Assets hereunder. ATP is a validly existing general partnership in good standing under the laws of the state of New York, and ATP has all requisite power and authority to perform its obligations hereunder. EMX is a Delaware limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware and EMX has all requisite corporate power and authority to perform its obligations hereunder.

       4.2.     AUTHORITY RELATIVE TO THIS AGREEMENT.

                The Purchaser has full limited liability corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the managing members of Purchaser, and no other limited liability corporate proceedings on the part of the Purchaser are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby.

       4.3.     CONSENTS AND APPROVALS.

                The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not:
                (i) violate any provision of the Articles of Organization or Operating Agreement of the Purchaser; (ii) violate any statute, rule, regulation, order or decree of any public body or authority by which the Purchaser or any of its properties or assets may be bound; (iii) require any filing with, or permit, consent or approval of, any public body or authority; (iv) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement or other instrument or obligation to which the Purchaser is a party or by which it or any of its properties or assets may be bound.

       4.4.     BROKERS.

                Purchaser has not employed any broker, finder or financial advisor, or incurred any liability for any brokerage fee or commission, finder's fee or financial advisory fee, in connection with the transaction contemplated hereby, nor is there any basis known to Purchaser for any such fee or commission to be claimed by any person or entity.

       4.5.     ACCESS TO BUSINESS.

                Purchaser has had full access to the facilities, properties, books and records of the Business and has had appropriate opportunity to make all reasonable investigations it may have desired with respect to the Business so as to be in a position to make an informed decision as to the purchase of the Business and Assets.

5.     COVENANTS.

        The Seller and the Purchaser by this Agreement covenant and agree that:

       5.1.     RIGHT OF INSPECTION.

                The Purchaser has, prior to the date hereof, made or caused to be made such investigation of the Assets as the Purchaser has deemed necessary or advisable to familiarize itself with the Assets. It is expressly understood that the Assets are being conveyed "as is, where is," and, except as specifically provided in this Agreement, Seller makes no representations or warranties whatsoever with respect to the Assets.

       5.2.     TRANSACTIONAL TAX UNDERTAKINGS.

                The parties hereto agree to cooperate to make any necessary filings with state and local taxing authorities with respect to the transactions contemplated herein. Purchaser agrees to execute a resale exemption certificate in a form and substance satisfactory to the Purchaser and Seller.

       5.3.     ELTRAX EMPLOYEES.

                On the Closing Date, Seller will terminate its employment of all eight employees whose names are set forth on Schedule 5.3 hereof (the "Terminated Employees"). Schedule 5.3 also sets forth the salaries, medical and other benefits with respect to the Terminated Employees, except Seller's 401(k) plan. On the Closing Date, concurrently with such termination, Purchaser agrees to hire the Terminated Employees on substantially the same terms as set forth in Schedule 5.3 (including prior service credit).

                Seller will continue to provide coverage of the Terminated Employees under Seller's existing medical and dental insurance only from the date hereof through December 31, 1996, and Purchaser will promptly reimburse Seller for Seller's actual costs of such coverage for the month of December 1996.

       5.4.     COLLECTION OF ACCOUNTS RECEIVABLE.

                For a period of one (1) year after the date hereof, Purchaser agrees to use its commercially reasonable efforts to collect, on Seller's behalf, the accounts receivable as set forth in
                Schedule 5.4 hereof (the "Accounts Receivable"). Purchaser shall promptly remit all such collected amounts to Seller on a "first-dollar-in" basis, unless the invoice is under dispute, pursuant to Seller's written instructions. If Purchaser receives checks payable to Eltrax Systems, Inc., Purchaser agrees to promptly forward such checks to Seller at its new address. If Purchaser receives checks payable to Eltrax Health Card Solutions, LLC, or EMX, LLC or any other person or entity, which relate to the payment of the Accounts Receivable, Purchaser will promptly remit such sums to the Seller. Purchaser agrees to provide Seller with specific information on the collection of the Accounts Receivable as requested by Seller from time to time, and in any case not less than once per month. Purchaser shall keep adequate records with respect to the Accounts

                Receivable in order that Seller may verify and audit Purchaser's activity with respect to such collection efforts.

       5.5.     USE OF ELTRAX NAME.

                Seller hereby assigns, outright and forever, exclusively to Purchaser, the right to use the name "Eltrax" only as part of the marks "Eltrax Health Card(s)" and "Eltrax Health Care" solely in the health care or health card issuance industry. Such right to use the "Eltrax" name does not include the right to license or assign this right to any other party, or to file a trademark application, without the prior written consent of the Seller, which consent cannot be unreasonably withheld. Notwithstanding the prior sentence, Purchaser shall have the right to assign its rights under this Section 5.5 to
                (a) an affiliate, or (b) a purchaser of the Business so long as Seller receives prior written notice of the intended assignment and such purchaser of the Business assumes Purchaser's obligations under this Section 5.5 in writing before any such subsequent assignment. Purchaser may use the existing promotional materials which are conveyed by Seller to Purchaser hereunder as part of the Assets, which materials contain the words "Eltrax" or "Eltrax Systems" provided, however, that Purchaser may not use such names in any promotional materials acquired after the closing of this transaction. Purchaser agrees not to use the name "Eltrax" or "Eltrax Systems" except as provided in this Section 5.5.

                Purchaser agrees to indemnify and hold Seller harmless from and against any and all liabilities, damages and expenses related to or arising out of Purchaser's use of the "Eltrax" name.

       5.6.     DISCHARGE OF ASSUMED OBLIGATIONS.

                Purchaser will pay, perform or discharge, as and when due, each of the Assumed Obligations pursuant to Section 2.1 of this Agreement.

       5.7.     GUARANTEE BY EMX, LLC AND AMERICAS TOWER PARTNERS.

                Each of EMX, LLC and Americas Tower Partners jointly and severally hereby unconditionally and irrevocably guarantee to Seller the prompt and full payment and other performance of each and every obligation of the Purchaser under this Agreement (whether current or future obligations), including without limitation the Assumed Obligations, when each of such obligations is due to be performed, including without limitation Purchaser's indemnification obligations under this Agreement.

       5.8.     MUTUAL ACCESS TO BUSINESS RECORDS.

                Purchaser and Seller will provide each other with all necessary access during reasonable business hours to the historical accounting, corporate and financial records, files, books and documents relating to the Assets and the Business as the Purchaser or Seller may request from time to time after the closing in order to allow such party to meet its financial, tax, accounting and Securities and Exchange Commission reporting requirements.

6.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND INDEMNIFICATION.

       6.1.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

                All of the representations and warranties of the parties hereto shall survive the closing of the transactions contemplated hereby and shall expire one (1) year after the effective date of this Agreement.

       6.2.     MUTUAL INDEMNITIES.

                In addition to any of the specific indemnifications contained herein, the Seller, on the one hand, and the Purchaser, on the other hand, each agree as to their respective representations, warranties and covenants set forth in this Agreement to indemnify and hold harmless each other from and against any and all losses, liabilities, expenses (including, without limitation, fees and disbursements of counsel), claims, liens, damages, or other obligations whatsoever which are actually incurred by virtue of or result from the material inaccuracy of any representation or the breach of any warranty or agreement made in this Agreement or in any certificate or other instrument delivered pursuant to this Agreement for a period of one (1) year after the effective date of this Agreement.

       6.3.     PROCEDURES FOR INDEMNIFICATION.

                Each party agrees to give the other prompt written notice of any event or assertion of which it has knowledge concerning any such loss, liability, expense, claim, lien or other obligation and as to which it may request indemnification hereunder. Each party will cooperate with the other in determining the validity of any such claim or assertion. The indemnifying party hereunder shall have the right to defend with counsel reasonably satisfactory to the indemnified party, any such suits, claims or proceedings as to which the indemnified party has requested indemnification hereunder. Each party agrees not to settle or compromise any such suit, claim or proceeding without the prior written consent of the other party.

7.     MISCELLANEOUS.

       7.1.     EXPENSES.

                Each of the parties hereto shall bear its own costs, fees and expenses in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including without limitation fees, commissions and expenses payable to brokers, finders, investment bankers, consultants, exchange or transfer agents, attorneys, accountants and other professionals, whether or not the transactions contemplated herein is consummated.

       7.2.     FURTHER ASSURANCES.

                From and after the date of this Agreement, upon the reasonable request of the Purchaser, the Seller shall execute, acknowledge and deliver all such assurances, deeds, assignments, transfers, conveyances, powers of attorney and other instruments and documents reasonably necessary to sell, assign, transfer, convey and deliver the Assets to the Purchaser, to vest the Purchaser with valid legal title to the Assets and to enable the Purchaser to protect its right, title and interest in and enjoyment of all of the Assets.

       7.3.     NOTICES.

                Any notice, demand, request or other communication under this Agreement shall be in writing and shall be deemed to have been given on the date of service if personally served or on the fifth day after mailing if mailed by registered or certified mail, return receipt requested, addressed as follows (or to such other address of which either of the parties hereto shall have notified the other party hereto in accordance herewith):

                  To the Purchaser:         Eltrax Health Care Solutions, LLC
                                            c/o EMX, LLC
                                            520 Madison Avenue
                                            New York, NY  10022
                                            Attn:  Joseph Bernstein

                  To EMX, LLC:              EMX, LLC
                                            520 Madison Avenue
                                            New York, NY 10022
                                            Attn:  Joseph Bernstein

                  To Americas
                   Tower Partners:          Americas Tower Partners
                                            520 Madison Avenue
                                            New York, NY  10022
                                            Attn:  Joseph Bernstein

                  To the Seller:            Eltrax Systems, Inc.
                                            c/o Oppenheimer Wolff & Donnelly
                                            45 South 7th Street, Suite 3400
                                            Minneapolis, MN  55402
                                            Attn:  Thomas R. Marek

       7.4.     ASSIGNMENT AND SUCCESSORS.

                This Agreement may not be assigned by either party without the prior written consent of the other party which consent will not be unreasonably withheld; provided that the rights and obligations of either party may be assigned or transferred in connection with any merger or sale by such party of all or substantially all of its assets and where the assignee or transferee expressly agree to be bound by the
                terms hereof.

       7.5.     INFORMATION CONCERNING ELTRAX.

                Purchaser may use the Seller's telephone number after the Closing as set forth on Schedule 7.5 hereof, provided, however, that Purchaser agrees to forward all telephone calls, mail (both U.S. Mail and electronic mail) which are intended for Seller's personnel or Seller, to the new telephone number which will be provided from time to time by Seller to Purchaser. Purchaser and Seller agree to cooperate and provide appropriate notification of this transaction to existing health card customers and vendors of the Seller. Seller shall retain its current Internet homepage addresses and domain names, and the parties shall cooperate in good faith with each other to disconnect the link sites used in the Business from the Seller's homepage addresses.

       7.6      BINDING EFFECT.

                Subject to Section 7.4, this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

       7.7.     GOVERNING LAW.

                This Agreement shall be construed in accordance with, and governed by, the laws of the State of Minnesota.

       7.8.     COUNTERPARTS.

                This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which shall constitute one agreement.

       7.9.     AMENDMENT OR MODIFICATION.

                This Agreement may not be modified or amended except by a written instrument duly executed by each of the parties hereto.

       7.10.    ENTIRE AGREEMENT.

                This Agreement (including the Exhibits and Schedules) constitutes the sole understanding of the parties with respect to the matters provided for herein and supersedes any previous agreements and understandings between the parties with respect to the subject matter hereof.

       7.11.    NO THIRD PARTY BENEFICIARIES.

                Except as expressly permitted by this Agreement, nothing in this Agreement will confer any rights upon any person or entity which is not a party or permitted assignee of a party to this Agreement.

       7.12.    SURVIVAL OF COVENANTS.

                Each party to this Agreement agrees that all covenants and agreements of the parties hereto will survive the closing of the transactions contemplated by this Agreement, and none of such covenants and agreements will merge into the closing.

       7.13.    ARBITRATION.

                Any controversial claim arising out of or relating to this Agreement, or the making, performance or interpretation thereof, including without limitation, alleged fraudulent inducement thereof, will be settled by binding arbitration in Minneapolis, Minnesota by a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association. Judgment upon any arbitration award may be entered in any court having jurisdiction thereof, and the parties consent to the jurisdiction of the courts of the State of Minnesota for this purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

PURCHASER:                                SELLER:

ELTRAX HEALTH CARD SOLUTIONS, LLC         ELTRAX SYSTEMS, INC.
a Delaware limited liability company      a Minnesota corporation


By:      /s/ Scott Johnson                By:     /s/ Mack V. Traynor, III
     -------------------------------           ------------------------------
         Scott Johnson                         Mack V. Traynor, III
Its:     President                        Its: President and Chief Executive
                                               Officer

EMX, LLC
a Delaware limited liability company


By:      /s/ Donald A. Giallorenzo
     -------------------------------
         Donald A. Giallorenzo
Its:  Vice President and Treasurer


AMERICAS TOWER PARTNERS
a New York general partnership


By:      /s/ Donald A. Giallorenzo
     -------------------------------
         Donald A. Giallorenzo
Its:     Controller
     -------------------------------